Item 1: Report to Shareholders

Health Sciences Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

U.S. stocks produced a third consecutive year of positive returns in 2005, but gains were more modest than in the prior two years. Equities generally sagged through April amid concerns about inflation and rising short-term interest rates. Despite soaring energy costs, most major indexes gradually worked their way higher as the year progressed—supported by firm economic and corporate earnings growth and merger activity—and finished near their highest levels of the year amid hopes that the Federal Reserve would soon stop raising short-term rates. The year ended on a down note, however, as investors became concerned that economic growth would slow in 2006.

Large-cap shares held up slightly better than small-caps, but mid-cap stocks decisively outperformed both segments. As measured by various Russell indexes, value stocks generally outperformed growth across all market capitalizations for the full year, but the relative performance of growth stocks improved notably in the second half of the year. Despite weakness in pharmaceuticals, health care shares outperformed the more broadly based S&P 500 and Russell 2000 indexes.

Your fund gained 16.61% and 13.53% in the 6- and 12-month periods ended December 31, 2005, respectively. As shown in the Performance Comparison table, the fund outperformed its Lipper benchmark and the S&P 500 Stock Index for both periods. Furthermore, compared to the universe of health care funds, the Health Sciences Fund has delivered consistently strong performance. In fact, Lipper ranked the fund in the top 11% of the Lipper health care funds universe for the three-year period ended December 31, 2005. Lipper also placed the fund in the top 25% of its category for the 1-, 5-, and 10-year periods ended December 31, 2005. (Based on total return, Lipper ranked the Health Sciences Fund 38 out of 173, 18 out of 163, 28 out of 115, and 3 out of 20 funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2005, respectively. Past performance cannot guarantee future results.)

YEAR-END DISTRIBUTION

On December 13, 2005, your fund distributed capital gains of $1.16, $1.00 of which represented long-term gains. You should already have received a check or statement reflecting these year-end distributions.

MARKET ENVIRONMENT

Biotechnology stocks had a rough first quarter. However, the group rallied strongly from its lows, helped by important new drug approvals, positive earnings surprises, encouraging clinical trial news, and new business transactions/agreements, to finish 2005 with solid full-year gains. The industry was the best-performing industry within its peer group over the last half of the year. Large-cap biotechs performed especially well. As measured by the American Stock Exchange Biotechnology Index, which tracks some of the industry’s largest companies, biotechnology shares rose approximately 25% in 2005. On the other hand, the Nasdaq Biotech Index, which reflects the performance of smaller biotech companies, increased only about 3% during the same period.

Over the last six months, services industry shares also posted solid gains. The group was the best performer within the sector for the year. Services firms (managed care, services, facilities, and distributors) continued to benefit from moderating cost trends, strong earnings growth, and industry consolidation.

Products and devices shares produced slight gains, but underperformed the S&P 500 Stock Index and other health care industries. Acquisition-related activity and product liability issues kept the group in the news, particularly the late second-half takeover battle between fierce rivals Johnson & Johnson and Boston Scientific for control of Guidant (all fund holdings). (Please refer to the portfolio of investments for a complete list of the fund’s holdings and the amount each represents in the portfolio.)

The pharmaceutical industry was pressured on several fronts, as possible increased regulatory burdens, the imbalance between patent expirations for currently marketed drugs and important new drugs coming onto the market, and the threat of generic competition weighed on the group. Pharmaceuticals were also hurt by ongoing drug safety concerns, the most notable being the numerous lawsuits related to Merck’s COX-2 inhibitor, Vioxx.

In December, Pfizer received a favorable district court ruling in a patent challenge against Lipitor, the industry’s top-selling drug. This was the second critical ruling in a pharmaceutical patent challenge decided this year—Eli Lilly successfully defended its Zyprexa patent in a suit filed by three companies in April. Although each case is evaluated on its own merits, the fact that two patents were successfully defended has had a positive effect on investor confidence, and pharmaceutical shares rallied after both decisions. It is likely that these outcomes helped make the market feel better about the value of intellectual property for patented medications. If either trial had gone the other way, it is likely that the group would have declined on the news.

PORTFOLIO REVIEW

Biotechnology and Pharmaceuticals

The therapeutic business model (the discovery, development, manufacture, and commercialization of medicines or therapeutic devices) is the primary driver of long-term value in the health care sector. Moreover, a therapeutic-based business model in a smaller company can lead to significantly greater leverage from successful new product introductions. In fact, one important new medicine can transform a smaller therapeutic-based company and the value of its stock.

In many instances, Wall Street refers to these smaller, therapeutic-based companies as biotechs. Originally, a firm was classified as a biotech because its research and development focused on large molecules, or proteins, which usually lead to injectable therapeutics. On the other hand, pharmaceutical firms typically work with small molecules and develop pills, tablets, or capsules. However, the label no longer makes a meaningful distinction. Your portfolio’s second-largest holding, Gilead Sciences (drugs for infectious diseases), provides an example of why this classification is of little value. Although Gilead is classified as a biotech, the company’s success is based on its once-a-day small molecule HIV treatments. Gilead also competes with large-cap firms such as Roche Holdings, Abbott Laboratories, GlaxoSmithKline, and Bristol-Myers Squibb. We prefer to characterize smaller biotechs as emerging pharmaceuticals and own a number of firms that profit primarily from the pharmaceutical business model.

However, this strategy also encompasses more risk since a firm that is highly dependent on the success or failure of a single drug can decline significantly on bad news. In our last report we wrote about the travails related to Tysabri, a new multiple sclerosis (MS) drug jointly developed by Elan and Biogen Idec. In February, the companies announced a voluntary marketing suspension of the drug after it was linked to a very rare and potentially fatal disease that affects the central nervous system. Both stocks fell sharply when this news was released, and they were among our biggest detractors for the year. Subsequently, data review by Elan and Biogen resulted in the FDA granting priority review status for Tysabri in November, and Elan was one of our best second-half contributors.

Several established biotech firms are good examples of the type of therapeutic company we favor and help explain why approximately 47% of our assets are invested in this category. For example, Gilead Sciences was a top contributor for the year and number two for the past six months. Gilead delivered better-than-expected earnings behind strong sales of its suite of HIV drugs, especially Truvada, a combination of Viread and Emtriva. In addition, the company, which discovered the influenza treatment Tamiflu, was able to negotiate higher royalty payments on sales made by the drug’s manufacturer, Roche.

The fund also holds significant stakes in Genentech (develops biotherapeutics for serious or life-threatening medical conditions, including cancer) and Amgen (develops human therapeutics in the areas of nephrology, supportive cancer care, and inflammatory disease). These large-caps are early in what should be a strong cycle of earnings growth. Both firms were among our best contributors for the 6- and 12-month periods.

Emerging biotech holding Cephalon (products to treat neurological disorders and cancers) was a top contributor over the half- and full-year periods. We have held Cephalon for some time, partly because we believe that it has one of the key elements of any successful biotechnology investment—a strong management team. The market has been concerned that the company’s primary growth drivers are nearing patent expiration. However, investors today are less concerned because the company recently settled patent litigation regarding Provigil, its medication to treat excessive sleepiness.

On the other hand, the stock performance of OSI Pharmaceuticals (maker of oncology products) was disappointing. The market reacted negatively to its Eyetech Pharmaceuticals acquisition. OSI also continued to face new competitive threats for its cancer drug, Tarceva. Sepracor (drugs for respiratory and central nervous system disorders) was hurt by slowing prescription trends for its key insomnia drug, Lunesta. Investors are also worried about other potential entrants into the sleep-aid market.

Our bias toward owning small- and medium-sized companies should continue. In fact, the investment-weighted median market cap of our holdings is $5.7 billion versus $15.9 billion for the peer group.

We have been very selective in our large-cap pharmaceutical investments, and the fund’s exposure to the health care universe’s largest segment remains lower than its peer group. Our relative underweight in U.S. pharmaceutical stocks is not due to the negative publicity surrounding the industry over the last 12 to 18 months; it has been in place for a considerable period. However, the industry’s troubles are well known and seem to be reflected in current valuations that are below the market’s average; it is possible that the shares have bottomed. That does not mean that we expect it to be smooth sailing going forward. We are closely monitoring pharmaceutical industry developments and will act accordingly.

Our largest pharmaceutical holding is Wyeth, a firm that is attractively valued and has a secure earnings outlook, in our view. We would also like to take this opportunity to highlight a couple of our newer holdings, as they provide evidence of some of the more eclectic elements of our investment approach. Monsanto, which biologically enhances plant seeds, has very dominant intellectual property on plant traits. We believe that the genetic manipulation of plants will be a valuable long-term trend given the importance of food production in society.

We are also interested in finding good investment opportunities in companies that are based outside the U.S. Astellas is one of Japan’s major pharmaceutical companies that was formed when one of our long-term holdings, Yamanouchi Pharmaceuticals, merged with Fujisawa. We believe the combined company can benefit from lower costs, will be able to return a greater percentage of its net income to shareholders, and will have the necessary size and scale to participate in markets outside Japan.

Services

Selected managed health care services companies such as WellPoint and UnitedHealth Group were key contributors to our 6- and 12-month performance. UnitedHealth has delivered exceptionally strong earnings growth for many years. The industry’s ability to forecast overall medical-cost trends has improved, so these companies can do a better job of pricing their products. Prices are typically set under 12-month contracts, so if costs rise more than anticipated, profit margins will be hurt. However, all indications suggest that cost trends should continue to moderate, providing an attractive backdrop for well-run managed care companies.

OUTLOOK

We seek the strongest companies in each of the four main areas of health care—the pharmaceutical, biotechnology, services, and medical devices industries. Although each sub-sector offers attractive growth opportunities, we will continue to favor therapeutic companies leveraged to novel products for unmet medical needs.

We believe that pharmaceutical valuations have bottomed. While we do not expect prices to surge from current levels, we believe that the worst is behind us. Over the next 12 to 24 months, we believe pharmaceutical firms will benefit from Medicare D legislation. Drug utilization should increase, as medicines will be more accessible. However, over the longer term, this law will eventually make the government the dominant health care consumer, putting downward pressure on prescription prices. The impact on services firms should be more favorable, as the group should benefit from higher utilization.

Biotechnology shares have delivered strong returns over each of the last three years. In 2005, strong returns from several large-cap firms, in particular, led the way. Several smaller companies also posted strong results. These are signs that the industry is no longer in its infancy. As a result, it is less likely that individual company successes will drive industry performance. Instead, each stock should rise or fall on its own merits.

While large-cap companies (both pharmaceuticals and biotechs) may face significant challenges, many smaller biotechnology firms can be transformed if they are able to gain approval for a product that wins significant market share. Positive news flow often drives the shares of such companies, and more good news is likely. As long as society continues to desire new therapies to soften the impact of disease and price controls are not imposed, health care should remain an area of significant growth potential for the long term.

We appreciate your continued confidence and support.

Respectfully submitted,

Kris H. Jenner
President of the fund and chairman of its Investment Advisory Committee

January 20, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISK OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper Index: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

S&P 500 Stock Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s weight in the index proportionate to its market value.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 100.2%		
BIOTECHNOLOGY 45.7%		
Major Biotechnology 36.5%		
Abgenix (1)	800,000	17,208
Alkermes (1)(2)	1,175,000	22,466
American Pharmaceutical (1)	25,000	970
Amgen (1)(2)	683,000	53,861
Array BioPharma (1)	375,000	2,629
Atherogenics (1)	175,000	3,502
Biogen Idec (1)(2)	400,000	18,132
Celgene (1)(2)	215,000	13,932
Cephalon (1)	825,000	53,410
CV Therapeutics (1)	350,000	8,656
Genentech (1)(2)	690,000	63,825
Gilead Sciences (1)(2)	1,510,000	79,471
Human Genome Sciences (1)	350,000	2,996
ImClone Systems (1)(2)	865,000	29,618
Kosan Biosciences (1)	420,400	1,867
Martek Biosciences (1)	337,200	8,298
Medicines Company (1)(2)	825,000	14,396
MedImmune (1)	300,000	10,506
Neurocrine Biosciences (1)(2)	340,000	21,328
NPS Pharmaceuticals (1)	575,000	6,808
OSI Pharmaceuticals (1)	635,700	17,825
Protein Design Labs (1)(2)	700,000	19,894
Seattle Genetics, Warrants, 12/31/11 (1)(6)	50,000	0
Sepracor (1)(2)	840,000	43,344
Trimeris (1)	768,000	8,824
United Therapeutics (1)(2)	25,000	1,728
Vertex Pharmaceuticals (1)	650,000	17,986
		543,480
Other Biotechnology 9.2%		
Alexion Pharmaceutical (1)	200,000	4,050
Amylin Pharmaceuticals (1)(2)	540,000	21,557
BioCryst Pharmaceuticals (1)	575,000	9,631
Cubist Pharmaceuticals (1)(2)	841,400	17,880

deCode genetics (1)	550,000	4,543
Discovery Laboratories (1)	75,000	501
Dynavax Technologies (1)	50,000	213
Encysive Pharmaceuticals (1)	700,000	5,523
Exelixis (1)	650,000	6,123
Favrille (1)	225,100	912
Idenix Pharmaceuticals (1)	45,800	783
Incyte Genomics (1)	1,050,000	5,607
Inspire Pharmaceuticals (1)	250,000	1,270
Keryx Biopharmaceuticals (1)	250,000	3,660
Mannkind (1)	230,000	2,590
Mannkind, Warrants, 8/5/10 (1)(6)	130,000	0
Momenta Pharmaceuticals (1)	175,000	3,857
Monogram Biosciences (1)	200,000	374
Myogen (1)(2)	454,500	13,708
Myogen, Warrants, 9/29/09 (1)(6)	20,000	447
Myriad Genetics (1)	100,000	2,080
Nektar Therapeutics (1)	150,000	2,469
NeoRx (1)	175,000	133
NeoRx, Warrants, 11/30/08 (1)(6)	18,000	0
Onyx Pharmaceuticals (1)(2)	200,000	5,752
pSivida ADS (1)	438,777	2,014
Rigel Pharmaceuticals (1)	270,000	2,257
Theravance (1)	425,000	9,571
Vion Pharmaceuticals (1)	1,000,000	1,650
ViroPharma (1)	400,000	7,420
		136,575
Total Biotechnology		680,055

LIFE SCIENCES 3.8%

Life Sciences 3.8%

Affymetrix (1)(2)	75,000	3,581
Dade Behring Holdings	325,000	13,289
Gen-Probe (1)	250,000	12,198
Immucor (1)(2)	350,000	8,176

Invitrogen (1)	60,000	3,998
OraSure Technologies (1)	150,000	1,323
Serologicals (1)	100,000	1,974
Symyx Technologies (1)	450,000	12,281
Total Life Sciences		56,820

PHARMACEUTICALS 16.8%

International-Pharmaceuticals 1.2%

Schwarz Pharma AG (EUR)	145,000	9,209
Solvay (EUR)	80,000	8,820
		18,029

Major Pharmaceuticals 15.6%

Abbott Laboratories	100,300	3,955
Alcon	95,000	12,312
Allergan (2)	50,000	5,398
Andrx (1)	250,000	4,117
Astellas Pharma (JPY)	325,000	12,714
Barr Pharmaceuticals (1)	52,800	3,289
Elan ADR (1)(2)	1,550,400	21,597
Eli Lilly (2)	267,500	15,138
Indevus Pharmaceuticals (1)	325,000	1,752
IVAX (1)	125,000	3,916
Johnson & Johnson (2)	200,000	12,020
MGI Pharma (1)(2)	600,000	10,296
Monsanto (2)	175,000	13,568
Novartis ADR	200,000	10,496
Noven Pharmaceuticals (1)	30,000	454
Novo Nordisk, Series B (DKK)	50,000	2,814
Penwest Pharmaceuticals (1)	100,000	1,952
Pfizer	575,000	13,409
Roche Holding (CHF)	150,000	22,506
Sanofi-Aventis (EUR)	100,000	8,763
Schering-Plough (2)	450,000	9,382
Shire Pharmaceuticals ADR (2)	235,000	9,116
Teva Pharmaceutical ADR (2)	75,000	3,226

SERVICES 21.8%

Distribution 4.0%		
Cardinal Health	325,000	22,344
Caremark RX (1)	300,300	15,553
Henry Schein (1)	125,000	5,455
Medco (1)	150,000	8,370
Patterson Companies (1)(2)	250,700	8,373
		60,095
Other Services 0.9%		
Quest Diagnostics	250,000	12,870
		12,870
Payors 11.6%		
Aetna	110,000	10,374
CIGNA	206,100	23,021
Coventry Health Care (1)	100,000	5,696
UnitedHealth Group	1,290,000	80,161
WellPoint (1)	660,000	52,661
		171,913
Providers 5.3%		
Community Health System (1)(2)	625,000	23,962
DaVita (1)(2)	425,000	21,522
HCA	4,200	212
HealthSouth (1)	650,000	3,185
Manor Care	35,000	1,392
Sunrise Senior Living (1)	150,000	5,056
Symbion (1)	200,000	4,600
Triad Hospitals (1)	404,000	15,849
Vencor, REIT	75,000	2,402
		78,180
Total Services		323,058

Amgen, Call, 2/18/06 @ $85.00 (1)	(100,000)	(85)
Amgen, Call, 4/22/06 @ $90.00 (1)	(100,000)	(92)
Amgen, Put, 1/21/06 @ $70.00 (1)	(75,000)	(9)
Amylin Pharmaceuticals, Call, 1/21/06 @ $25.00 (1)	(150,000)	(2,242)
Amylin Pharmaceuticals, Call, 1/21/06 @ $35.00 (1)	(75,000)	(390)
Amylin Pharmaceuticals, Put, 1/21/06 @ $35.00 (1)	(10,000)	(3)
Amylin Pharmaceuticals, Put, 1/21/06 @ $30.00 (1)	(25,000)	(3)
Barr Pharmaceuticals, Put, 8/19/06 @ $65.00 (1)	(35,000)	(215)
Baxter International, Put, 1/21/06 @ $35.00 (1)	(25,000)	(3)
Baxter International, Put, 1/21/06 @ $40.00 (1)	(22,400)	(52)
Baxter International, Put, 5/20/06 @ $45.00 (1)	(8,800)	(65)
Biogen Idec, Call, 1/21/06 @ $50.00 (1)	(25,000)	(4)
Biogen Idec, Put, 1/21/06 @ $45.00 (1)	(30,000)	(31)
Biomet, Call, 1/21/06 @ $40.00 (1)	(25,000)	(2)
Biomet, Put, 1/21/06 @ $37.50 (1)	(25,000)	(34)
Boston Scientific, Call, 1/21/06 @ $25.00 (1)	(150,000)	(90)
Boston Scientific, Call, 1/21/06 @ $27.50 (1)	(75,000)	(6)
Cardinal Health, Put, 1/21/06 @ $65.00 (1)	(25,000)	(4)
Caremark RX, Put, 1/21/06 @ $50.00 (1)	(30,000)	(10)
Caremark RX, Put, 1/21/06 @ $55.00 (1)	(28,900)	(92)
Caremark RX, Put, 1/20/07 @ $55.00 (1)	(30,000)	(178)
Celgene, Call, 1/21/06 @ $60.00 (1)	(100,000)	(520)
Celgene, Call, 7/22/06 @ $75.00 (1)	(77,500)	(364)
Celgene, Put, 1/21/06 @ $45.00 (1)	(25,000)	(1)
Celgene, Put, 1/21/06 @ $40.00 (1)	(30,000)	(1)
Celgene, Put, 7/22/06 @ $70.00 (1)	(50,000)	(528)
Cephalon, Put, 1/20/07 @ $60.00 (1)	(35,000)	(170)
CIGNA, Put, 7/22/06 @ $125.00 (1)	(15,000)	(228)
Community Health System, Call, 1/21/06 @ $40.00 (1)	(20,000)	(5)
Community Health System, Put, 1/21/06 @ $40.00 (1)	(7,500)	(14)
Coventry Health Care, Put, 1/21/06 @ $56.625 (1)	(25,000)	(38)

Coventry Health Care, Put, 1/20/07 @ $65.00 (1)	(30,000)	(301)
Cubist Pharmaceuticals, Call, 2/18/06 @ $20.00 (1)	(100,000)	(240)
Cubist Pharmaceuticals, Put, 2/18/06 @ $22.50 (1)	(37,500)	(86)
DaVita, Call, 1/21/06 @ $55.00 (1)	(23,900)	(1)
DaVita, Call, 4/22/06 @ $55.00 (1)	(40,000)	(42)
DaVita, Call, 7/22/06 @ $55.00 (1)	(25,000)	(51)
DaVita, Put, 4/22/06 @ $55.00 (1)	(25,000)	(122)
DaVita, Put, 7/22/06 @ $55.00 (1)	(25,000)	(135)
Elan, Call, 2/18/06 @ $15.00 (1)	(100,000)	(117)
Eli Lilly, Call, 1/21/06 @ $50.00 (1)	(100,000)	(680)
Eli Lilly, Put, 1/21/06 @ $55.00 (1)	(27,500)	(8)
Forest Labs, Put, 1/21/06 @ $40.00 (1)	(55,000)	(43)
Forest Labs, Put, 1/21/06 @ $45.00 (1)	(40,000)	(176)
Gen-Probe, Put, 2/18/06 @ $40.00 (1)	(25,000)	(11)
Genentech, Call, 1/21/06 @ $100.00 (1)	(75,000)	(64)
Genentech, Call, 1/21/06 @ $105.00 (1)	(25,000)	(9)
Genentech, Call, 3/18/06 @ $105.00 (1)	(50,000)	(70)
Genentech, Put, 1/21/06 @ $80.00 (1)	(50,000)	(15)
Genentech, Put, 1/21/06 @ $85.00 (1)	(30,000)	(22)
Gilead Sciences, Call, 1/21/06 @ $50.00 (1)	(50,000)	(160)
Gilead Sciences, Call, 2/18/06 @ $50.00 (1)	(25,000)	(106)
Gilead Sciences, Call, 2/18/06 @ $60.00 (1)	(50,000)	(29)
Gilead Sciences, Call, 8/19/06 @ $65.00 (1)	(100,000)	(207)
Gilead Sciences, Call, 1/20/07 @ $70.00 (1)	(50,000)	(132)
Gilead Sciences, Put, 1/21/06 @ $47.50 (1)	(65,000)	(11)
Gilead Sciences, Put, 1/21/06 @ $50.00 (1)	(25,000)	(14)
Gilead Sciences, Put, 2/18/06 @ $50.00 (1)	(15,000)	(21)
Guidant, Put, 1/21/06 @ $70.00 (1)	(6,700)	(36)
Guidant, Put, 1/20/07 @ $60.00 (1)	(15,000)	(35)
HCA, Put, 1/21/06 @ $55.00 (1)	(73,200)	(329)
HCA, Put, 1/21/06 @ $60.00 (1)	(3,300)	(32)

Henry Schein, Put, 1/20/07 @ $45.00 (1)	(30,000)	(126)
Hologic, Call, 3/18/06 @ $35.00 (1)	(40,000)	(216)
Hologic, Put, 3/18/06 @ $30.00 (1)	(50,000)	(39)
Hologic, Put, 3/18/06 @ $35.00 (1)	(40,000)	(90)
ICOS, Put, 1/21/06 @ $30.00 (1)	(50,000)	(129)
ImClone Systems, Call, 2/18/06 @ $35.00 (1)	(125,000)	(247)
ImClone Systems, Call, 5/20/06 @ $35.00 (1)	(100,000)	(345)
ImClone Systems, Call, 5/20/06 @ $40.00 (1)	(100,000)	(155)
ImClone Systems, Put, 2/18/06 @ $35.00 (1)	(30,000)	(76)
ImClone Systems, Put, 5/20/06 @ $35.00 (1)	(50,000)	(185)
Immucor, Call, 3/18/06 @ $30.00 (1)	(75,000)	(22)
Immucor, Call, 6/17/06 @ $30.00 (1)	(25,000)	(24)
Immucor, Put, 3/18/06 @ $22.50 (1)	(15,000)	(23)
Immucor, Put, 6/17/06 @ $22.50 (1)	(25,000)	(54)
Invitrogen, Put, 5/21/06 @ $65.00 (1)	(55,000)	(220)
Invitrogen, Put, 1/20/07 @ $70.00 (1)	(30,000)	(241)
Johnson & Johnson, Call, 1/20/07 @ $65.00 (1)	(100,000)	(275)
Johnson & Johnson, Put, 1/20/07 @ $60.00 (1)	(30,000)	(107)
Johnson & Johnson, Put, 1/20/07 @ $65.00 (1)	(25,000)	(156)
Kinetic Concepts, Call, 1/21/06 @ $40.00 (1)	(25,000)	(26)
Kinetic Concepts, Call, 6/17/06 @ $45.00 (1)	(100,000)	(288)
Kinetic Concepts, Put, 6/17/06 @ $40.00 (1)	(55,000)	(242)
Manor Care, Put, 1/21/06 @ $40.00 (1)	(10,000)	(7)
Martek Biosciences, Put, 1/21/06 @ $45.00 (1)	(1,400)	(28)
Medicines Company, Call, 1/21/06 @ $20.00 (1)	(48,800)	(6)
Medtronic, Put, 1/21/06 @ $55.00 (1)	(25,000)	(4)
Medtronic, Put, 1/21/06 @ $60.00 (1)	(25,000)	(65)
Medtronic, Put, 5/20/06 @ $60.00 (1)	(15,000)	(53)
Merck, Put, 1/21/06 @ $30.00 (1)	(40,000)	(4)
Merck, Put, 1/20/07 @ $32.50 (1)	(75,000)	(248)
Merck, Put, 1/20/07 @ $35.00 (1)	(25,000)	(119)

MGI Pharma, Call, 4/22/06 @ $22.50 (1)	(125,000)	(78)
Monsanto, Call, 1/21/06 @ $85.00 (1)	(75,000)	(19)
Monsanto, Put, 1/20/07 @ $70.00 (1)	(40,000)	(206)
Monsanto, Put, 1/20/07 @ $75.00 (1)	(25,000)	(179)
Myogen, Call, 6/17/06 @ $40.00 (1)	(50,000)	(108)
Myogen, Put, 1/19/08 @ $30.00 (1)	(7,500)	(65)
Neurocrine Biosciences, Call, 1/21/06 @ $60.00 (1)	(60,000)	(219)
Neurocrine Biosciences, Call, 1/21/06 @ $65.00 (1)	(25,000)	(24)
Neurocrine Biosciences, Call, 2/18/06 @ $70.00 (1)	(25,000)	(40)
Neurocrine Biosciences, Put, 1/21/06 @ $55.00 (1)	(30,000)	(5)
Onyx Pharmaceuticals, Call, 1/21/06 @ $35.00 (1)	(50,000)	(8)
Onyx Pharmaceuticals, Call, 1/20/07 @ $40.00 (1)	(50,000)	(190)
Onyx Pharmaceuticals, Put, 1/21/06 @ $25.00 (1)	(50,000)	(8)
Onyx Pharmaceuticals, Put, 1/20/07 @ $30.00 (1)	(30,000)	(203)
OSI Pharmaceuticals, Put, 1/21/06 @ $40.00 (1)	(7,300)	(88)
OSI Pharmaceuticals, Put, 1/21/06 @ $25.00 (1)	(25,000)	(6)
Patterson Companies, Call, 4/22/06 @ $45.00 (1)	(50,000)	(6)
Patterson Companies, Put, 7/22/06 @ $35.00 (1)	(25,000)	(80)
Pfizer, Put, 6/17/06 @ $22.50 (1)	(30,000)	(32)
Pfizer, Put, 1/20/07 @ $25.00 (1)	(75,000)	(227)
Pharmaceutical Holdings Trust, Put, 1/21/06 @ $80.00 (1)	(3,000)	(31)
Protein Design Labs, Call, 1/21/06 @ $30.00 (1)	(25,000)	(3)
Protein Design Labs, Call, 1/21/06 @ $25.00 (1)	(25,000)	(11)
Protein Design Labs, Call, 2/18/06 @ $30.00 (1)	(75,000)	(98)
Protein Design Labs, Call, 2/18/06 @ $35.00 (1)	(75,000)	(17)
Quest Diagnostics, Put, 1/21/06 @ $55.00 (1)	(12,100)	(44)
Resmed, Put, 7/22/06 @ $40.00 (1)	(30,000)	(126)
Schering Plough, Call, 8/19/06 @ $22.50 (1)	(100,000)	(105)
Sepracor, Call, 1/21/06 @ $60.00 (1)	(150,000)	(41)
Sepracor, Call, 4/22/06 @ $70.00 (1)	(100,000)	(40)
Sepracor, Put, 1/21/06 @ $65.00 (1)	(75,000)	(1,013)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $149,000 for the year ended December 31, 2005.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Written options are reflected in the accompanying Statement of Assets and Liabilities at market value. Transactions in options written and related premiums received during the year ended December 31, 2005, were as follows:

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $750,877,000 and $738,035,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2005, were characterized as follows for tax purposes:

At December 31, 2005, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain covered option transactions; accordingly, $2,487,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of December 31, 2005.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassification to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassification.

At December 31, 2005, the cost of investments for federal income tax purposes was $1,128,404,000.

NOTE 4 - FOREIGN TAXES

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $104,000 for Price Associates, $1,552,000 for T. Rowe Price Services, Inc., and $167,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2005, the fund was charged $40,000 for shareholder servicing costs related to the college savings plans, of which $31,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2005, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees.

As of December 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 249,235 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Health Sciences Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005, by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $9,283,000 from short-term capital gains,

• $57,401,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $3,003,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,280,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years
Portfolios Overseen]	and Directorships of Other Public Companies

Jeremiah E. Casey**	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Chairman of the Board, and Chief Executive Officer,
2001	The Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
1995	The Haven Group, a custom manufacturer of modular homes
[113]	(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Director, Canyon Resources Corp. and Golden Star Resources Ltd.
1995	(5/00 to present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999);
[113]	Director, Eli Lilly and Company and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

Theo C. Rodgers***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company; Partner, Blackstone Real Estate Advisors,
2001	L.P.; Director, AMLI Residential Properties Trust
[113]

*** Each independent director serves until retirement, resignation, or election of a successor.

*** Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years
Portfolios Overseen]	and Directorships of Other Public Companies

John H. Laporte, CFA	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Vice
(1945)	President, T. Rowe Price Health Sciences Fund
1995
[15]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1995	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Laurie M. Bertner (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Health Sciences Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Health Sciences Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Health Sciences Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
President, Health Sciences Fund	Group, Inc.

Susan J. Klein (1950)	Vice President, T. Rowe Price
Vice President, Health Sciences Fund

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Health Sciences Fund	T. Rowe Price Investment Services, Inc.

Jay S. Markowitz, M.D. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc.; formerly Transplant Surgeon and
Assistant Professor of Surgery, Johns Hopkins
University School of Medicine (to 2001)

Jason Nogueira, CFA (1974)	Employee, T. Rowe Price; formerly Healthcare
Vice President, Health Sciences Fund	Equity Analyst, Putnam Investments (to 2004);
student, Harvard Business School (to 2003);
Financial Analyst, J.W. Child Associates (to 2001)

Charles G. Pepin (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc.

Gregory S. Pinsky, CPA (1975)	Employee, T. Rowe Price; formerly student,
Vice President, Health Sciences Fund	University of Chicago Graduate School of
Business and intern, T. Rowe Price (to 2004);
Associate, One Equity Partners (to 2002)

John C.A. Sherman (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Health Sciences Fund	T. Rowe Price International, Inc.

Taymour R. Tamaddon (1976)	Employee, T. Rowe Price; formerly intern,
Vice President, Health Sciences Fund	T. Rowe Price (to 2004)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Health Sciences Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$8,846	$8,150
Audit-Related Fees	569	1,152
Tax Fees	2,513	2,210
All Other Fees	393	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006